Exhibit 10.9

Execution Version

TERMINATION AGREEMENT

by and among

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

and

CRESCENT JADE LIMITED

and

POWER STEP GROUP LIMITED

and

SMART AIM INTERNATIONAL LIMITED

and

GREAT THRIVE INTERNATIONAL LIMITED

and

FAVOR GAIN INVESTMENTS LIMITED

and

BEIJING PEKING UNIVERSITY EDUCATION INVESTMENT CO., LTD.

and

FOURTEEN INDIVIDUAL EQUITYHOLDERS IN SCHEDULE I HERETO

and

PROSPERITY HOLDINGS LIMITED

dated as of May 8, 2009

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is made as of May 8, 2009 and effective as of the Effective Date, by and among BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the “Listco”), POWER STEP GROUP LIMITED, SMART AIM INTERNATIONAL LIMITED, GREAT THRIVE INTERNATIONAL LIMITED and FAVOR GAIN INVESTMENTS LIMITED, each of which is a company incorporated under the laws of the British Virgin Islands (such four companies collectively the “BVI Companies”), CRESCENT JADE LIMITED, an exempted company incorporated and existing under the laws of the Cayman Islands (“Crescent Jade” and, together with the BVI Companies, the “Existing Listco Shareholders”), BEIJING PEKING UNIVERSITY EDUCATION INVESTMENT CO., LTD., a limited liability company incorporated under the laws of the People’s Republic of China (“BPUEI”), FOURTEEN INDIVIDUALS AS SET FORTH IN SCHEDULE I HERETO, all of whom are shareholders (the “Individual BJB Equityholders”) of Beijing Jade Bird Educational Information Technology Co., Ltd. (“BJB”) and PROSPERITY HOLDINGS LIMITED, an exempted company incorporated under the laws of the Cayman Islands (“Prosperity”). Listco, the Existing Listco Shareholders, BPUEI, the Individual BJB Equityholders and Prosperity are hereinafter individually referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, the Parties entered into a share exchange agreement dated as of August 15, 2008 (as amended by an amendment to share exchange agreement dated as of October 10, 2008, the “Share Exchange Agreement”);

WHEREAS, the Listco, Prosperity, BJB, BPUEI and the Individual BJB Equityholders entered into an agreement dated as of September 4, 2007 (the “Subscription Agreement”);

WHEREAS, the Parties wish to hereby terminate and cancel the Share Exchange Agreement retroactively as of August 15, 2008 (the “Effective Date”);

WHEREAS, the Listco, Prosperity, BJB, BPUEI and the Individual BJB Equityholders wish to hereby terminate and cancel the Subscription Agreement as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Termination of Share Exchange Agreement. The Parties hereby agree that (a) the Share Exchange Agreement is hereby terminated in its entirety, including, without limitation, any rights and obligations thereunder, whether or not such rights or obligations were intended to survive the termination of the Share Exchange Agreement, (b) such termination shall be retroactively effective on the Effective Date, and (c) and that as of the Effective Date the Share Exchange Agreement shall be of no further force or effect.

2. Termination of Subscription Agreement. The Listco, Prosperity, BJB, BPUEI and the Individual BJB Equityholders agree that (a) the Subscription Agreement is hereby terminated in its entirety, including, without limitation, any rights and obligations thereunder, whether or not such rights or obligations were intended to survive the termination of the Subscription Agreement, (b) such termination shall be effective on the date hereof, and (c) and that as of the date hereof the Subscription Agreement shall be of no further force or effect.

3. Entire Agreement. This Agreement represents the entire agreement of the Parties and shall supersede any and all previous contracts, arrangements or understandings between the Parties with respect to the subject matter herein.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the Hong Kong Special Administrative Region without regard to its conflict of law principles.

5. Dispute Resolution Forum. (i) If there is any dispute, claim or controversy arising from, related to or in connection with this Amendment, or the breach, termination or invalidity hereof, the Parties shall first attempt to resolve such dispute, controversy or claim through friendly consultations. If the dispute, claim or controversy is not resolved through friendly consultations within thirty (30) days after a Party has delivered a written notice to another Party requesting the commencement of consultation, then the dispute, claim or controversy shall be finally settled by arbitration conducted by the China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with the Arbitration Rules of the CIETAC then in effect and as may be amended by the rest of this Section 5 (the “Rules”). There shall be three arbitrators nominated in accordance with the Rules. One arbitrator shall be nominated by the complainant, and the second arbitrator shall be nominated by the respondent. The two named arbitrators shall nominate the third arbitrator within thirty (30) days of the nomination of the second arbitrator. If any arbitrator has not been named within the time limits specified in the Rules, such appointment shall be made by the Chairman of the CIETAC upon the written request of either Party within thirty days of such request. The arbitration shall be held and the award shall be rendered in China. The arbitration proceeding shall be conducted and the award shall be rendered in the both Chinese and English language. Each Party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Amendment.

(ii) The award shall be final and binding upon the Parties, and shall be the exclusive remedy between the Parties regarding any claims, counterclaims, issues, or accountings presented to the arbitral tribunal. To the fullest extent allowed by applicable law, each Party hereby waives any right to appeal such award. Judgment upon the award may be entered in any court having jurisdiction thereof, and for purposes of enforcing any arbitral award made hereunder, each Party irrevocably submits to the jurisdiction of any court sitting where any of such Party’s material assets may be found. Any arbitration proceedings, decisions or awards rendered hereunder shall be governed by the United Nations Convention on the Enforcement of Foreign Arbitral Awards of June 10, 1958, as amended, and the Parties agree that any award rendered hereunder shall not be deemed a domestic arbitration under the laws of any jurisdiction.

(iii) By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to request the court to grant provisional remedies and to award damages for the failure of any Party to respect the arbitral tribunal’s orders to that effect.

(iv) The costs of the arbitration, as defined in the Rules, shall be allocated between the Parties by the arbitrators and shall be set forth in the arbitral award. Any amounts subject to the dispute, controversy or claim that are ultimately awarded to a Party under this Section 5 shall bear interest at the rate of five percent (5%) per annum from the earlier of (i) the date of the request for arbitration and (ii) the date such amount would have become due and owing but for the dispute, controversy or claim until the date the arbitral award is paid in full.

6. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties to this Agreement have executed and delivered this Agreement on May 8, 2009.

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

By:
Title:

POWER STEP GROUP LIMITED

By:
Title:

SMART GAIN INTERNATIONAL LIMITED

By:
Title:

GREAT THRIVE INTERNATIONAL LIMITED

By:
Title:

FAVOR GAIN INVESTMENTS LIMITED

By:
Title:

CRESCENT JADE LIMITED

/s/ DAVID HAND
By:	DAVID HAND
Title:	DIRECTOR

BEIJING PEKING UNIVERSITY EDUCATION INVESTMENT CO., LTD.

By:
Title:

[Signature Page to Termination Agreement]

YANG, MING

/s/ YANG, MING

TANG, CHENGXI

/s/ TANG, CHENGXI

LIANG, JUN

/s/ LIANG, JUN

SUN, QUNTIAN

/s/ SUN, QUNTIAN

LU, JUN

/s/ LU, JUN

XIAO, RUI

/s/ XIAO, RUI

GAO, WEI

/s/ GAO, WEI

LIN, PING

/s/ LIN, PING

GUO, NANNAN

/s/ GUO, NANNAN

[Signature Page to Termination Agreement]

HE, WENRUI

/s/ HE, WENRUI

YU, LINA

/s/ YU, LINA

XIAO, QIQIN

/s/ XIAO, QIQIN

Li, XIANGYANG

/s/ Li, XIANGYANG

WANG, YANG

/s/ WANG, YANG

PROSPERITY HOLDINGS LIMITED

By:
Title:

[Signature Page to Termination Agreement]

SCHEDULE 1

FOURTEEN INDIVIDUAL SHAREHOLDERS OF BJB

YANG, MING

TANG, CHENGXI

LIANG, JUN

SUN, QUNTIAN

LU, JUN

XIAO, RUI

GAO, WEI

LIN, PING

GUO, NANNAN

HE, WENRUI

YU, LINA

XIAO, QIQIN

Li, XIANGYANG

WANG, YANG